EXHIBIT 10-QQQQ



                         AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER, dated as of December 31, 1995, between CHRYSLER FINANCIAL COMPANY, a Michigan corporation ("Financial"), and CHRYSLER CREDIT CORPORATION, a Delaware corporation ("Credit"), ("Plan of Merger").

                                   PREAMBLE

        WHEREAS, the parties hereto desire that Credit merge into Financial upon the terms and conditions herein set forth;

        WHEREAS, the outstanding capital stock of Financial consists of 250,000 shares of Common Stock, par value $100 per share, all of which are issued and outstanding and entitled to vote on this Plan of Merger, and

        WHEREAS, the outstanding capital stock of Credit consists of 1000 shares of Common Stock, par value $100 per share, all of which are issued and outstanding and entitled to vote on this Plan of Merger; and

        NOW, THEREFORE, the parties agree as follows:

                                   ARTICLE I
                                    MERGER

        1.1 Merger and Surviving Corporation. At the Effective Time (as such term is defined in Section 1.2), Credit shall be


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merged into Financial in accordance with Section 253 of the General
Corporation Law of the State of Delaware and Sections 711 of the Michigan Business Corporation Act, and the separate existence and organization of Credit shall cease. Financial(herein sometimes referred to as the "Surviving Corporation") shall be the surviving corporation and shall continue its corporate existence under the laws of the State of Michigan and shall succeed to all property, rights, assets, liabilities and obligations of Credit.

        1.2. Effective Time. The merger of Credit into Financial shall become effective at the close of business in Southfield, Michigan on December 31, 1995 (the "Effective Time").

                                  ARTICLE II
                      ARTICLES OF INCORPORATION; BY-LAWS;
                         BOARD OF DIRECTORS; OFFICERS

        2.1 Articles of Incorporation. The Articles of Incorporation of Financial in effect immediately prior to the Effective Time shall continue as the Articles of Incorporation of the Surviving Corporation.

        2.2 By-Laws. The By-Laws of Financial as in effect immediately prior to the Effective Time shall continue as the By-Laws of the Surviving Corporation.


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        2.3  Directors and Officers. The directors and officers of Financial immediately prior to the Effective Time shall continue as the directors and officers of the Surviving Corporation, to hold office subject to the Articles of Incorporation and By-Laws of the Surviving Corporation and the Michigan Business Corporation Act.

                                  ARTICLE III
                         CONVERSION OF SHARES OF STOCK

        3.1. Conversion of Shares. At the Effective Time:

        (a) Common Stock of Financial. Each share of Common Stock issued and outstanding at the Effective Time shall be and continue to be an issued and outstanding share of Common Stock of the Surviving Corporation.

        (b) Common Stock of Credit. Each share of Common Stock of Credit issued and outstanding at the Effective Time shall be surrendered to the Surviving Corporation and canceled, and no cash or securities or other property shall be issued in respect thereof.


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                                  ARTICLE IV
                                 MISCELLANEOUS

        4.1 Termination. This Plan of Merger and all obligations hereunder may be terminated and abandoned at any time prior to the Effective Time by the mutual consent of the Boards of Directors of Financial and Credit.

        4.2 Counterparts. This Plan of Merger may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


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        IN WITNESS WHEREOF, each of the parties hereto has caused this Plan of
Merger to be executed by its duly authorized officers as of the date first above written.

ATTEST:                                     CHRYSLER FINANCIAL CORPORATION

By: /s/ R. A. Link                          By: /s/ Darrell L. Davis
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ATTEST:                                     CHRYSLER CREDIT CORPORATION

By: /s/ R. A. Link                          By: /s/ Darrell L. Davis
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